                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                              MYCOGEN CORPORATION
           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 4, 1998
                                       OF
                         AGROSCIENCES ACQUISITION INC.
                         A MAJORITY-OWNED SUBSIDIARY OF
                              DOW AGROSCIENCES LLC
                   AND A WHOLLY OWNED INDIRECT SUBSIDIARY OF
                            THE DOW CHEMICAL COMPANY

    This Notice of Guaranteed Delivery, or one substantially equivalent to the attached form, must be used to accept the Offer (as defined below) if (i) certificates for shares of common stock, par value $0.001 per share (including the associated preferred stock purchase rights) (the "Shares"), of Mycogen Corporation and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer (as defined in the Offer to Purchase) or (ii) the procedures for delivery of book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary. See "The Tender Offer--3. Procedure for Tendering Shares" in the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                                BANKBOSTON, N.A.

               BY MAIL:                            BY HAND:               BY OVERNIGHT, CERTIFIED OR
           BankBoston, N.A.                  Securities Transfer &          EXPRESS MAIL DELIVERY:
    Attn: Corporate Reorganization         Reporting Services, Inc.            BankBoston, N.A.
            P.O. Box 8029                   c/o Boston EquiServe LP             Attn: Corporate
   Boston, Massachusetts 02266-8029            1 Exchange Plaza                 Reorganization
                                            55 Broadway, 3rd Floor             150 Royall Street
                                           New York, New York 10006       Canton, Massachusetts 02021

          BY FACSIMILE:               CONFIRM FACSIMILE BY TELEPHONE:
       (781) 575-2233/2232                     (800) 730-4001
 (For Eligible Institutions Only)         (For Confirmation Only)

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to AgroSciences Acquisition Inc. ("Purchaser"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 4, 1998, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number (indicated below) of Shares pursuant to the guaranteed delivery procedure set forth in "The Tender Offer--3. Procedure for Tendering Shares" of the Offer to Purchase.

Number of Shares being tendered hereby: __________________________________Shares

------------------------------------------------

  CERTIFICATE NO(S).
  (IF AVAILABLE):
  ____________________________________________________________________________

  IF SHARES WILL BE TENDERED BY BOOK-ENTRY TRANSFER:

  NAME OF TENDERING INSTITUTION:

  ____________________________________________________________________________
  DTC ACCOUNT NO.: ___________________________________________________________
------------------------------------------------
------------------------------------------------

                                   SIGN HERE:

  ____________________________________________________________________________

                                 (SIGNATURE(S))

   ___________________________________________________________________________

                  (NAMES(S) OF RECORD HOLDERS) (PLEASE PRINT)

   ___________________________________________________________________________

                                   (ADDRESS)

   ___________________________________________________________________________

                               (INCLUDE ZIP CODE)

   ___________________________________________________________________________

                        (AREA CODE AND TELEPHONE NUMBER)
-----------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message as defined in the Offer to Purchase in the case of a book-entry delivery, and any other required documents, all within three NASDAQ National Market System trading days of the date hereof.

------------------------------------------------

  ____________________________________________________________________________

                                 (NAME OF FIRM)

  ____________________________________________________________________________

                                   (ADDRESS)

  ____________________________________________________________________________

                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________

                        (AREA CODE AND TELEPHONE NUMBER)

  DATED: ______________________________________________________________, 1998.

------------------------------------------------
------------------------------------------------

  ____________________________________________________________________________

                             (AUTHORIZED SIGNATURE)

  ____________________________________________________________________________

                                     (NAME)

  ____________________________________________________________________________

                                    (TITLE)

-----------------------------------------------

                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
      YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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